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                                  EXHIBIT 99.7


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of November 21, 1997 (the Effective Date), is by and between Rawlings Sporting Goods Company, Inc., a Delaware corporation (the "Company") and Bull Run Corporation, a Georgia corporation ("Bull Run").

                              W I T N E S S E T H:

         WHEREAS, on the Closing Date (as defined in the Investment Agreement), Bull Run will be the beneficial owner of Warrants (as defined below) to purchase shares of the Companys Common Stock pursuant to the Investment Agreement of even date herewith (the "Investment Agreement");

         WHEREAS, Bull Run shall have the option to purchase Additional Warrants (as defined in the Investment Agreement) to purchase shares of the Company's Common Stock pursuant to the Investment Agreement;

         WHEREAS, Bull Run may desire, from time to time, to sell to the public shares of such Common Stock which may be issued upon exercise by Bull Run of the Warrants;

         WHEREAS, the Company and Bull Run therefore deem it to be in their respective best interests to set forth the rights of Bull Run in connection with public offerings and sales of Warrant Common Shares (as defined below);

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1.

                          DEFINITIONS AND CONSTRUCTION

         Section 1.1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings specified below:

         "Common Stock" means the Company's Common Stock, par value $.01 per share, and the stock of any other class of common equity of the Company into which such shares may hereafter have been changed, exchanged or converted.

         "Effective Date" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder as in effect at the time.

         "Holder" means Bull Run, so long as it holds any Registrable Securities, and any person owning Registrable Securities who is a permitted transferee or assignee of rights under Article 10 of this




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Agreement and acquired such Registrable Securities subject to any applicable restrictions on transfer set forth in the Investment Agreement, the Standstill Agreement and/or the Warrants.

         "Investment Agreement" means the Investment Purchase Agreement, of even date herewith, between the Company and Bull Run.

         The terms "register," "registered," and "registration" refer to a registration effected by the preparation and filing of a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

         "Registrable Securities" means at any time: (i) the Warrant Common Shares then owned or held by the Holders, and (ii) the Warrant Common Shares then issuable upon exercise of any and all unexercised Warrants then owned or held by the Holders, and, in each case, all shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, stock split or other distribution with respect to, in exchange for, or in replacement of such Warrant Common Shares then owned or held by such Holder or Holders or Warrant Common Shares then issuable upon exercise of any and all unexercised Warrants then owned or held by the Holders, as the case may be. The term "Registrable Securities" excludes, however, any security (i) the sale of which has been effectively registered under the Securities Act and which has been disposed of in accordance with a Registration Statement, (ii) that has been sold by a Holder in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(l) thereof (including, without limitation, transactions pursuant to Rules 144 and 144A) such that the further disposition of such securities by the transferee or assignee is not restricted under the Securities Act, (iii) that has been sold by a Holder in a transaction in which such Holder's rights under this Agreement are not, or cannot be, assigned, (iv) for which the registration rights provided under this Agreement have expired pursuant to Article 14 of this Agreement, or (v) that has ceased to be outstanding.

         "Registration Expenses" means: (i) registration, qualification and filing fees; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of any Registrable Securities being registered); (iii) printing expenses; (iv) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of comfort letters customarily requested by underwriters); and (v) fees and expenses of listing any Registrable Securities on any securities exchange on which the Common Stock is then listed, but in all events excluding the compensation of regular employees of the Company and excluding underwriter's fees, discounts and commissions.
         "Registration Statement" means any registration statement or similar document under the Securities Act or any successor thereto that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus or preliminary prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits to such Registration Statement and all material incorporated by reference in such Registration Statement.

         "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto.

         "Rule 144A" mean Rule 144A promulgated under the Securities Act or any successor rule thereto.

         "SEC" means the Securities and Exchange Commission.




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         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder as in effect at the time.

         "Standstill Agreement" means the Standstill Agreement, of even date herewith, between the Company and Bull Run.

         "Warrants" means, collectively, the First Tranche Warrants (as defined in the Investment Agreement) of even date herewith to purchase shares of Common Stock and the Additional Warrants (as defined in the Investment Agreement) to purchase shares of Common Stock.

         "Warrant Common Shares" shall mean all shares of Common Stock issued to Bull Run or any permitted assignee or transferee of the Warrants upon exercise of the Warrants.

         Section 1.2. Construction. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles and Sections shall be deemed to be references to Articles and Sections of this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).


                                   ARTICLE 2.

                               DEMAND REGISTRATION

         Section 2.1. If the Company shall receive a written request in the manner provided in Section 14.2 hereof, from one or more Holders (collectively, the "Initiating Holders") that the Company file a Registration Statement under the Securities Act covering the registration of any or all of such Holder's Registrable Securities, then the Company shall (i) within 10 days of the receipt thereof, give written notice, in the manner provided in Section 14.2 hereof and to any additional addressees provided to the Company by any transferee of any Holder, of such request to all Holders of outstanding Registrable Securities known to the Company, and (ii) subject to the limitations contained in this
Article 2, as soon as practicable and in any event within 45 days of the receipt of such request, file the Registration Statement to effect registration under the Securities Act covering all Registrable Securities for which the Company receives a request from the Holders thereof in the manner provided in Section
14.2 hereof, within 30 days of the delivery of such notice by the Company. The Company, however, shall not be required to file a Registration Statement pursuant to this Article 2 unless the aggregate number of Registrable Securities requested to be registered is greater than 386,250.

         Section 2.2. If an Initiating Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section
2.1 hereof and the Company shall include such information in the written notice to the Holders referred to in Section 2.1. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in the underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to sell Registrable Securities through such underwriting (together




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with the Company as provided in Section 4.1(vii) of this Agreement and any other holder of shares of Common Stock permitted to participate in such registration pursuant to this Section 2.2) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holder(s) (provided the same are underwriters of recognized national standing reasonably acceptable to the Company) upon the terms and conditions agreed upon among the Company, the Initiating Holder(s) and such underwriter(s). Notwithstanding any other provision of this Article 2, if the underwriter(s) advise the Initiating Holder(s) in writing that marketing or other factors require a limitation of the number of Registrable Securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holder(s), in proportion (as nearly as practicable) to the number of Registrable Securities which each Holder requested to be included in such registration; provided, that there shall be no reduction in the number of shares included in the registration by Bull Run until all shares of Holders other than Bull Run have been excluded from such registration. If the number of Registrable Securities to be underwritten has not been so limited, the Company may include shares of Common Stock for its own account (or for the account of other shareholders) in such registration if the underwriter(s) so agree and to the extent that, in the opinion of such underwriter(s), the inclusion of such additional shares will not adversely affect the offering and successful marketing of the Registrable Securities included in such registration and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

         Section 2.3. The Company shall not be obligated to effect a total of more than two (2) registrations and shall not be obligated to effect more than one registration in any six-month period pursuant to this Article 2.

                                   ARTICLE 3.

                             INCIDENTAL REGISTRATION


         If at any time (but without any obligation to do so) the Company proposes to register (including a registration effected by the Company for shareholders other than the Holders) any shares of Common Stock under the Securities Act in connection with the public offering of such shares solely for cash on any form of Registration Statement in which the inclusion of Registrable Securities is appropriate (other than a registration (i) relating solely to the sale of securities to participants in a Company employee or non-employee director stock plan, (ii) pursuant to a Registration Statement on Form S-4 or Form S-8 (or any successor forms) or any form that does not include substantially the same information, other than information relating to the selling shareholders or their plan of distribution, as would be required to be included in a registration statement covering the sale of Registrable Securities, (iii) in connection with any dividend reinvestment or similar plan, or (iv) for the sole purpose of offering securities to another entity or its securityholders in connection with the acquisition of assets or securities of such entity or any similar transaction), the Company shall promptly give each Holder written notice of such registration in the manner provided in Section
14.2 hereof at least 30 days before the anticipated filing date of any such Registration Statement. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to this Article. Upon the written request of any Holder given in the manner provided in Section 14.2 within 20 days after the delivery of such notice by the Company, the Company shall cause to be registered under the Securities Act all of the Registrable Securities that such Holder has so requested to be registered. The Company may decline to file a Registration Statement after giving notice to the Holders as herein provided, or withdraw a Registration Statement after filing and after such notice, but prior to the effectiveness thereof, provided that the Company shall promptly notify each Holder of Registrable Securities in writing of any such action and provided further that the Company shall bear all expenses incurred by each Holder or otherwise in connection with such declined or withdrawn Registration Statement. Further, any such declining or withdrawal shall be without prejudice to the rights (if any) of the Holders immediately to request that such registration be effected as a registration under Article 2 hereof. The right of any Holder to have Registrable Securities included in such Registration Statement shall be conditioned upon participation in any underwriting to the extent provided herein. The Company shall not be required to include any Registrable Securities in such underwriting unless the Holders thereof agree to enter into an underwriting agreement in customary form, and upon terms and conditions agreed upon among such Holders, the Company and the underwriter(s), with the underwriter(s) selected by the Company. In the event that the underwriter(s) shall advise the Company that marketing or other factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto. The underwriter(s) may exclude some or all of the Registrable Securities from such underwriting and the number of Registrable Securities, if any, that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the number of Registrable Securities which each Holder requested be included in such registration; provided, however, that all of the Registrable Securities of the Company held by Bull Run or its successor that Bull Run or its successor shall have requested to be included in such registration shall be included before the securities of any other Holder are included in such registration and underwriting. Nothing in this Article 3 is intended to diminish the number of Registrable Securities to be included by the Company in such underwriting. The Company and the underwriter(s) selected by the Company shall make all determinations with respect to the timing, pricing and other matters related to the offering.

                                   ARTICLE 4.

                             REGISTRATION PROCEDURE

         Section 4.1 Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably practicable:

                  (i) Prepare and file with the SEC as soon as practicable a new Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective, and keep such Registration Statement continuously effective for up to 135 days or such shorter period as shall be required to sell all of the Registrable Securities covered by such Registration Statement; provided, however, that no Registration Statement need remain in effect after all Registrable Securities covered thereby have been sold. In no event shall the Company be required to undertake or cause a shelf registration.

                  (ii) Furnish to each Holder, and to any underwriter before filing with the SEC, copies of any Registration Statement (including all exhibits) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of such Registration Statement and including each preliminary prospectus, any summary prospectus or any term sheet (as such term is used in Rule 434 under the Securities Act)) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the review of the Holders and any such underwriter for a period of at least five business days, and the Company shall not file any such Registration Statement or such prospectus or any amendment or supplement to such Registration Statement or prospectus to which any Holder or any such underwriter shall reasonably object within five business days after the receipt thereof; a Holder or such underwriters, if any, shall be deemed to have reasonably objected to such filing only if the Registration Statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission.

                  (iii) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

                  (iv) Furnish to the Holders of Registrable Securities to be registered and to any underwriter, without charge, such number of copies of a prospectus, including each preliminary prospectus, summary prospectus or term sheet, and any amendment or supplement thereto as they may, from time to time, reasonably request and a reasonable number of copies of the then- effective Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

                  (v) To the extent practicable, promptly prior to the filing of any document that is to be incorporated by reference into any Registration Statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than the date such document is filed with the SEC, provide copies of such document to the Holders of Registrable Securities covered thereby and any underwriter and make representatives of the Company available for discussion of such document and other customary due diligence matters, and include in such document prior to the filing thereof such information as any Holder or any such underwriter may reasonably request.

                  (vi) Use its reasonable best efforts (x) to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, (y) to keep such registration or qualification in effect for so long as the applicable Registration Statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of the securities to be sold by such Holders; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it would not otherwise be required to so qualify to do business or consent to service of process or subject itself to taxation in any such jurisdiction.

                  (vii) Use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Holders of Registrable Securities to enable the Holders thereof to consummate the disposition of such Registrable Securities;

                  (viii) Cooperate with the Holders of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

                  (ix) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering, with such terms and conditions as the Company, the Holders and the underwriter(s) may agree. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (x) Promptly notify each Holder of Registrable Securities covered by a Registration Statement (A) upon discovery that, or upon the happening of any event as a result of which, the prospectus forming a part of such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of proceedings for that purpose, (C) of any request by the SEC for (1) amendments to such Registration Statement or any document incorporated or deemed to be incorporated by reference in any such Registration Statement, (2) supplements to the prospectus forming a part of such Registration Statement or (3) additional information, or (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (xi) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

                  (xii) If requested by any Initiating Holder, or any underwriter, promptly incorporate in such Registration Statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Initiating Holder and any underwriter may reasonably request to have included therein, including, without limitation, information relating to the "plan of distribution" of the Registrable Securities, information with respect to the principal amount or number of shares of Registrable Securities being sold to such underwriter, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of any such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (xiii) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning after the effective date of such Registration Statement, which earnings statement shall satisfy the provision of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                  (xiv) Provide promptly to the Holders upon request any document filed by the Company with the SEC pursuant to the requirements of Section 13 and Section 15 of the Exchange Act;

                  (xv) Cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which shares of the Common Stock is then listed. If any of such shares are not so listed, the Company shall cause such shares to be listed on the securities exchange or automated quotation system as may be reasonably requested by the Holders of a majority of the Registrable Securities being registered.

                  (xvi) Furnish to the Holders, at the request of any Holder requesting registration pursuant to this Agreement, (A) an opinion of counsel representing the Company for the purposes of such registration addressed to such Holder and dated the date of the closing under the underwriting agreement, if any, or the date of effectiveness of the Registration Statement if such registration is not an underwritten offering, and (B) a "comfort" letter from independent certified public accountants of the Company who have certified the Company's financial statements included in such registration with respect to events included in and subsequent to the date of such financial statements, in each case to be dated such date and to be in form and substance as is customarily given by counsel or independent certified public accountants, as the case may be, to underwriters in an underwritten public offering, addressed to the underwriters.

                  (xvii) Permit a representative of any Holder of Registrable Securities, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Holder or underwriter, to participate, at each person's own expense, in the preparation of the Registration Statement, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided, however, that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information.

                  (xviii) To the extent practicable, promptly prior to the filing of any document that is to be incorporated by reference into any Registration Statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than the date such document is filed with the SEC, provide copies of such document to the Holders, if requested, and to any underwriter and make representatives of the Company available for discussion of such document and other customary due diligence matters, and include in such document prior to the filing thereof such information as any Holder or any such underwriter reasonably may request.

Notwithstanding the foregoing, the Company may delay, suspend or withdraw any registration or qualification of Registrable Securities required pursuant to this Agreement for a period not exceeding 90 days if the Company shall in good faith determine that any such registration would adversely affect an offering or contemplated offering of any securities of the Company or any other contemplated material corporate event; provided that (i) the duration of any such discontinuance together with any delay, suspension or withdrawal effected pursuant to Article 5 hereof may not exceed 90 days in the aggregate in any period of 12 consecutive months and (ii) the Company may not impose such a suspension or a postponement pursuant to this Article 4 following the printing and distribution of a preliminary prospectus in any underwritten public offering of Registrable Securities (except such suspension, not to exceed fifteen days, which results from an event that is not within the reasonable control of the Company). In addition, the Company shall not be required to register Registrable Securities within six months after the effective date of a Registration Statement referred to in Article 3 pursuant to which the Holders were afforded the opportunity to register the disposition of all of the Registrable Securities sought to be registered thereby.


                                   ARTICLE 5.

                   HOLDER'S OBLIGATION TO FURNISH INFORMATION

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to any Registrable Securities that the Holder of such securities furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

         Each Holder agrees that, upon receipt of any notice from the Company, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the then current prospectus until (i) such Holder is advised in writing by the Company that a new Registration Statement covering the reoffer of Registrable Securities has become effective under the Securities Act, (ii) such Holder receives copies of a supplemented or amended prospectus contemplated by
Article 4 hereof which addresses any additional information, including material nonpublic information, required to be disclosed therein, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed, or (iii) a period of 60 days has elapsed, whichever is sooner. The Company shall use its reasonable best efforts to limit the duration of any discontinuance of disposition of Registrable Securities pursuant to this paragraph.

                                   ARTICLE 6.

                              REGISTRATION EXPENSES

         In the case of the first demand registration pursuant to Article 2, the Company shall pay all Registration Expenses. In the case of the second demand registration pursuant to Article 2, the requesting Holders shall pay all Registration Expenses. In the case of any incidental registration pursuant to
Article 3, the requesting Holders shall bear any incremental Registration Expenses, in each case, including, without limitation, (i) incremental registration and qualification fees and expenses, (ii) the pro rata share of the underwriter's fees, discounts and commissions incurred in such registration, and
(iii) any incremental costs and disbursements (including legal fees and expenses) that result from the inclusion of the Registrable Securities included in such registration, with such incremental expenses being borne by the requesting Holders on a pro rata basis. Notwithstanding the foregoing, if, as a result of the withdrawal of a request for registration pursuant to Article 2 by any of the Holders, as applicable, the Registration Statement does not become effective, the Holders and the other stockholders requesting registration may elect to bear the Registration Expenses (pro rata on the basis of the number of their shares included in the registration request, or on such other basis as such Holders and other stockholders may agree), in which case such registration shall not be counted as a registration requested under Article 2.


                                   ARTICLE 7.

                          EFFECTIVENESS OF REGISTRATION

         A registration requested pursuant to Article 2 will not be deemed to have been effected if (i) the registration statement has not been kept effective for the period required under Section 4.1(i) of this Agreement, (ii) the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, (iii) the conditions to the closing of any such registration that is underwritten are not satisfied, unless such conditions have not been satisfied by the Holders participating in the underwriting, or
(iv) the Company has not complied with the terms of this Agreement, including
Article 4.

                                   ARTICLE 8.

                        INDEMNIFICATION AND CONTRIBUTION

         Section 8.1. In the event any Registrable Securities are included in a Registration Statement pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, its directors, officers and employees and each person, if any, who "controls" such Holder (within the meaning of the Securities
Act) against all losses, claims, damages, or liabilities, joint or several, or actions in respect thereof to which such Holder or other person entitled to indemnification hereunder may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages, liabilities or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related preliminary prospectus, or any related prospectus or any amendment or supplement thereto, offering circular or other document (including any related notification or the like) incident to any such registration, qualification or compliance, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder or other person entitled to indemnification hereunder for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be so liable to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Registration Statement, such preliminary prospectus, or such prospectus, or any such amendment or supplement thereto, offering circular or other document (including any related notification or the like) incident to any registration, qualification or compliance, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of Holder or an underwriter specifically for use therein; and provided, further, that the Company will not be liable, and this indemnification agreement shall not apply, in any such case to the extent that any such loss, claim, damage, liability or action is solely attributable to the failure of such Holder (or underwriter or agent acting on its behalf) to deliver a final prospectus (or amendment or supplement thereto) that corrects a material misstatement or omission contained in the preliminary prospectus (or final prospectus). The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who "controls" such persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders, if so requested, except with respect to information furnished in writing specifically for use in any prospectus or Registration Statement by any selling Holders or any such underwriters.

         Section 8.2. With respect to written information furnished to the Company by or on behalf of a Holder specifically for use in a Registration Statement, any related preliminary prospectus, or any related prospectus or any supplement or amendment thereto, offering circular or other document (including any related notification or the like) incident to any registration, qualification or compliance, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, such Holder will severally indemnify and hold harmless the Company, and its directors, officers and employees and each person, if any, who "controls" the Company (within the meaning of the Securities Act) and any other Holder against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof, to which the Company or such other person entitled to indemnification hereunder may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages, liabilities or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, such preliminary prospectus, or such prospectus, or any such amendment or supplement thereto, offering circular or other document (including any related notification or the like) incident to any registration, qualification or compliance, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and such Holder will reimburse the Company and such other persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, in each case to the extent, but only to the extent, that the same arises out of, or is based upon, an untrue statement or alleged untrue statement of material fact or an omission or alleged omission to state a material fact in such Registration Statement, such preliminary prospectus, or such prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, such written information; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of Registrable Securities sold as contemplated herein. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to the information so furnished in writing by such persons specifically for inclusion in any prospectus or Registration Statement. The Holder will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who "controls" such persons (within the meaning of the Securities Act) to the same extent as provided herein with respect to the indemnification of the Company, if so requested.

         Section 8.3. Promptly after receipt by an indemnified party of notice of any claim or the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party will not relieve it from any liability that it may have to the indemnified party except to the extent it was actually damaged or suffered any loss or incurred any additional expense as a result thereof. If any such claim or action is brought against an indemnified party, and it notifies the indemnifying party thereof, the indemnifying party will be entitled to assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action,
(i) the indemnifying party will not be liable to the indemnified party for any legal or other expense subsequently incurred by the indemnified party in connection with the defense thereof, (ii) the indemnifying party will not be liable for the costs and expenses of any settlement of such claim or action unless such settlement was effected with the written consent of the indemnifying party or the indemnified party waived any rights to indemnification hereunder in writing, in which case the indemnified party may effect a settlement without such consent, and (iii) the indemnified party will be obligated to cooperate with the indemnifying party in the investigation of such claim or action; provided, however, that the Holders and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such Holders against the Company may employ their own counsel if they have been advised by counsel in writing that, in the reasonable judgment of such counsel, it is advisable for such Holders and their controlling persons to be represented by separate counsel due to the presence of conflicts of interest, and in that event the fees and expenses of such separate counsel will also be paid by the Company; provided that the Company shall not be liable for the reasonable fees and expenses of more than one separate counsel at any time for all such indemnified parties. An indemnifying party shall not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes a release of such indemnified party reasonably acceptable to such indemnified party from all liability arising out of such claim, action, suit or proceeding and unless the indemnifying party shall confirm in a written agreement reasonably acceptable to such indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not adversely affect the right of any indemnified party to indemnification or contribution as provided in this Agreement.

         Section 8.4. If for any reason the indemnification provided for in Sections 8.1 or 8.2 is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim , damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Section 8.5. The obligations under this Article 8 shall survive the completion of any offering of Registrable Securities in a Registration Statement pursuant to this Agreement, and otherwise.

         Section 8.6 Notwithstanding the foregoing provision of this Article 8, to the extent that the provisions regarding indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.


                                   ARTICLE 9.

                           REPORTS UNDER EXCHANGE ACT

         With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees that so long as the Company is subject to the reporting requirements of the Exchange Act, to:

                  (i) Make and keep public information available, as those terms are understood and defined in Rule 144;

                  (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (iii) Furnish to any Holder, so long as the Holder owns any Registrable Securities, upon request (a) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the Effective Date), the Securities Act and the Exchange Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.


                                   ARTICLE 10.

                        ASSIGNMENT OF REGISTRATION RIGHTS

         The rights to cause the Company to register Registrable Securities pursuant to this Agreement may not be assigned or transferred by Bull Run without the consent of the Company; provided, however, that any transfer or assignment of the Warrants or the Warrant Common Shares permitted pursuant to the Investment Agreement, the Standstill Agreement and/or the Warrants shall also cause a permitted transfer or assignment of the rights to cause the Company to register Registrable Securities without the consent of the Company. Such an assignment or transfer shall be in accordance with all applicable securities laws, and the assignee or transferee shall execute and agree to be bound by this Agreement, an executed counterpart of which shall be furnished to the Company.


                                   ARTICLE 11.

                        AMENDMENT OF REGISTRATION RIGHTS

         Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of any Registrable Securities, each future Holder of such Registrable Securities and the Company.

                                   ARTICLE 12.

                               STAND-OFF AGREEMENT

         Any Holder, if requested by the Company or an underwriter of an underwritten public offering, agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Common Stock held by such Holder (other than Registrable Securities included in the registration) without the prior written consent of the Company or such underwriter(s), as the case may be, during a period of up to five days prior to the pricing of such public offering and 180 days following the effective date of any underwritten registration of the Company's securities effected pursuant to Articles 2 or 3 hereof. Such agreement shall be in writing in form satisfactory to the Company and such underwriter, and may be included in the underwriting agreement. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period.


                                   ARTICLE 13.

                       TERMINATION OF REGISTRATION RIGHTS

         If the number of shares of Registrable Securities owned by a Holder represents less than one percent (1%) of the total number of shares of Common Stock then outstanding, then such Holder's registration rights under this Agreement relating to such Registrable Securities shall terminate on the date such Holder is able to dispose of all of its shares of Registrable Securities in any 90-day period pursuant to Rule 144. All registration rights (except for rights previously exercised in connection with an underwritten public offering pursuant to Article 3) of a Holder under this Agreement shall terminate on the date on which all of such Holder's shares of Registrable Securities can be sold pursuant to Rule 144(k).


                                   ARTICLE 14.

                                  MISCELLANEOUS

         Section 14.1. Confidential Information. No Holder may use any confidential information received by it pursuant to this Agreement in violation of the Exchange Act or reproduce, disclose, or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information and its accountants and attorneys), except to the extent reasonably related to the exercise of rights under this Agreement, unless
(i) such information has been made available to the public generally (other than by such recipient in violation of this Section 14.1), or (ii) such recipient is required to disclose such information by a governmental body, regulatory agency or subpoena or by law in connection with a transaction that is not otherwise prohibited hereby and the Company is given a reasonable opportunity to obtain injunctive relief or a protective order to maintain the confidentiality of such information.

         Section 14.2. Notices. All notices and other communications required or permitted by this Agreement shall be made in writing and shall be deemed delivered when delivered in person, transmitted by telecopier, or three days after it has been sent by mail, as follows:

                  The Company:      Rawlings Sporting Goods Company, Inc.
                                            1859 Intertech Drive
                                            Fenton, Missouri 63026
                                            Attn: Mr. Paul E. Martin
                                            Telecopy No.: (314) 349-3598

                  with a copy to:           Stinson, Mag & Fizzell, P.C.
                                            1201 Walnut, Suite 2800
                                            P.O. Box 419251
                                            Kansas City, Missouri  64141-6251
                                            Attn:  Craig L. Evans, Esq.
                                            Telecopy No.: (816) 691-3495

                  Bull Run:                 Bull Run Corporation
                                            4370 Peachtree Road
                                            Atlanta, Georgia 30319
                                            Attn: Mr. Robert S. Prather, Jr.
                                            Telecopy No.: (404) 261-9607

                  with a copy to:           Alston & Bird LLP
                                            One Atlantic Center
                                            1201 West Peachtree St.
                                            Atlanta, Georgia  30309
                                            Attn:  Stephen A. Opler, Esq.
                                            Telecopy No.: (404) 881-4777

The Parties shall promptly notify each other in the manner provided in this
Section 14.2 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

         Section. 14.3. Entire Agreement. This Agreement embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

         Section 14.4. Waiver, Amendment, etc. Except as otherwise permitted in this Agreement, this Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. Except as otherwise permitted in this Agreement, no failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

         Section 14.5. Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

         Section 14.6. Governing Law. This Agreement shall be governed by the laws of the State of

Georgia, without regard to conflict of laws principles.

         Section 14.7. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each Party waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

         Section 14.8. Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute on and the same Agreement.

         Section 14.9 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement.

         Section 14.10 Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         IN WITNESS WHEREOF, the Company and Bull Run have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.

                                              RAWLINGS SPORTING GOODS COMPANY,
                                              INC.


                                              By:  /s/ HOWARD B. KEENE
                                                   -------------------------
                                                Name:  Howard B. Keene
                                                Title: President



                                              BULL RUN CORPORATION


                                              By:   /s/ ROBERT S. PRATHER, JR.
                                                    ---------------------------
                                                 Name:  Robert S. Prather, Jr.
                                                 Title: President